UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2021

SPRING VALLEY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39736	98-1588588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

(214) 308-5230
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SVSVU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SVSV	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVSVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On March 25, 2021, Spring Valley Acquisition Corp., a Cayman Islands exempted company (“Spring Valley”), Spring Valley Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Spring Valley (“Merger Sub”), and Dream Holdings, Inc., a Delaware public benefit corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which the Company will be merged with and into Merger Sub (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Spring Valley (the “Surviving Corporation”).

Conversion of Securities

Immediately prior to the effective time of the Merger (the “Effective Time”), Spring Valley shall assume certain convertible notes issued by the Company after the date of the Merger Agreement and before the Effective Time with an aggregate principal balance up to $30,000,000 (the “2021 Convertible Notes”) and cause the outstanding principal and unpaid accrued interest due on such Company 2021 Convertible Notes outstanding immediately prior to the Effective Time to be automatically converted into a number of shares of Spring Valley Common Stock at a purchase price of $9.00 per share, and such converted Company 2021 Convertible Notes will no longer be outstanding and will cease to exist. All of the Company 2021 Convertible Notes converted into shares of Spring Valley Common Stock shall no longer be outstanding and shall cease to exist, any liens securing obligations under the Company 2021 Convertible Notes shall be released and each holder of Company 2021 Convertible Notes shall thereafter cease to have any rights with respect to such securities.

At the Effective Time, by virtue of the Merger and without any action on the part of Spring Valley, Merger Sub, the Company or the holders of any of the Company’s securities:

(a)	Each share of Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to the Effective Time, other than any Series 2 Preferred Stock (as defined in the Merger Agreement), cancelled shares or dissenting shares, will receive the number of shares of Common Stock, par value $0.0001 per share, of Spring Valley (“Spring Valley Common Stock”) equal to the Common Stock Exchange Ratio (as defined in the Merger Agreement) with the Company Preferred Stock (excluding the Series 2 Preferred Stock) receiving consideration calculated on an as-converted basis as determined in accordance with the Company’s organizational documents; provided that no fractional shares of Spring Valley Common Stock shall be issued in connection therewith;

(b)	Each share of Series 2 Preferred Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time, other than any cancelled or dissenting shares, will receive the number of shares of Spring Valley Common Stock equal to the Preferred Stock Exchange Ratio (as defined in the Merger Agreement); provided that no fractional shares of Spring Valley Common Stock shall be issued in connection therewith;

(c)	All shares of Company Common Stock and Company Preferred Stock held in the treasury of the Company or owned by Spring Valley or Merger Sub will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(d)	Each share of common stock, par value $0.0001 per share, of Merger Sub (“Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(e)	Each Company Option (as defined in the Merger Agreement) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be converted into an option to purchase a number of shares of Spring Valley Common Stock (such option, an “Exchanged Company Option”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (ii) the Common Stock Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Common Stock Exchange Ratio; provided, however, that the exercise price and the number of shares of Spring Valley Common Stock purchasable pursuant to the Exchanged Company Options shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that in the case of any Exchanged Company Option to which Section 422 of the Code applies, the exercise price and the number of shares of Spring Valley Common Stock purchasable pursuant to such option shall be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Company Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option immediately prior to the Effective Time; and

(f)	Each Company Warrant (as defined in the Merger Agreement) that is issued and outstanding immediately prior to the Effective Time and not terminated pursuant to its terms, by virtue of the Merger and without any action on the part of Acquiror, the Company or the holder of any such Company Warrant, shall be converted into a warrant exercisable on the terms and conditions set forth therein for Merger Consideration which such holder would have received if it had exercised such Company Warrant immediately prior to the Effective Time (assuming such Company Warrants were then fully vested).

Proxy and Registration Statement

As promptly as practicable after the date of the Merger Agreement and in any event no event later 10 business days following Spring Valley’s receipt of the Company’s audited financial statements, Spring Valley will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy and registration statement on Form S-4 (as amended or supplemented from time to time, the “Proxy”) to be sent to the stockholders of Spring Valley (the “Spring Valley Stockholders”) relating to the meeting of the Spring Valley Stockholders (the “Spring Valley Stockholders’ Meeting”) to be held to consider (i) approval and adoption of the transactions contemplated by the Merger Agreement, including the Merger, (ii) approval of the amended and restated certificate of incorporation of Spring Valley, including the conversion of Spring Valley into a public benefit corporation contemplated thereby, (iii) approval of the issuance of Spring Valley Common Stock as contemplated by the Merger Agreement and the Subscription Agreements (as defined below), (iv) approval of the adoption of a new equity incentive plan in form and substance reasonably acceptable to Spring Valley and the Company, (v) adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing proposals, (vi) the domestication of Spring Valley as a corporation in the State of Delaware (the “Redomicile”), and (vii) any other proposals the parties deem necessary to effectuate the Merger (collectively, the “Spring Valley Proposals”).

Stock Exchange Listing

Spring Valley will use its reasonable best efforts to cause the shares of Spring Valley Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on the Nasdaq Capital Market at the closing of the Merger (the “Closing”). Until the Closing, Spring Valley shall use its reasonable best efforts to keep the Spring Valley Common Stock listed for trading on the Nasdaq Capital Market.

Registration Rights Agreement

In connection with the Closing, that certain registration and shareholder rights agreement dated November 23, 2020 will be amended and restated and Spring Valley, certain persons and entities holding securities of Spring Valley prior to the Closing (the “Initial Holders”) and certain persons and entities receiving Spring Valley Common Stock pursuant to the Merger (the “New Holders” and together with the Initial Holders, the “Holders”) shall enter into that amended and restated registration rights agreement attached as an exhibit to the Merger Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Spring Valley will agree that, within 45 calendar days after the closing of the Merger, Spring Valley will file with the SEC (at Spring Valley’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Holders (the “Resale Registration Statement”), and Spring Valley shall use commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof. In certain circumstances, the Holders may demand up to one underwritten offering during any six-month period, and all Holders will be entitled to piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit E to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, the Initial Holders and certain investors in the Company will agree, subject to certain exceptions, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, any shares of Spring Valley Common Stock held by them immediately after the Effective Time, or issuable upon the exercise of options to purchase shares of Spring Valley Common Stock held by them immediately after the Effective Time, or securities convertible into or exercisable or exchangeable for Spring Valley Common Stock held by them immediately after the Effective Time (the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until 180 days after the closing date of the Merger.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit F to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Investor Rights Agreement

In connection with the Closing, Spring Valley, the Company and certain stockholders of the Company will enter into the Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which such stockholders and Spring Valley agree to take all necessary action so that immediately after the Effective Time, the board of directors of Spring Valley, including its committees, is comprised of the individuals as set forth in the Investor Rights Agreement, and that such individuals are nominated as directors at the Spring Valley annual meeting of stockholders to be held in 2021.

The foregoing description of the Investor Rights Agreement is qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is included as Exhibit B to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than three business days following the satisfaction or waiver of all of the Closing conditions set forth in Article IX of the Merger Agreement.

Exclusivity

From the date of the Merger Agreement and ending on the earlier of (a) the Closing and (b) the termination of the Merger Agreement, Spring Valley shall, and shall use its reasonable best efforts to cause its Representatives (as defined in the Merger Agreement) to, cease any solicitations, discussions or negotiations with any person conducted previously in connection with the “Business Combination” (as defined in Spring Valley’s organizational documents) or any inquiry for information that could reasonably be expected to lead to a Business Combination. Spring Valley will promptly (and in any event within one Business Day) notify, in writing, the Company of any inquiry, proposal, offer or request for information received after the date of the Merger Agreement that constitutes, or could reasonably be expected to result in or lead to, any Business Combination other than with the Company, which notice shall include a summary of the material terms of, and the identity of the person making such inquiry, proposal, offer or request for information and an unredacted copy of proposal or indication of interest, written or oral relating to any Business Combination (a “Business Combination Proposal”). In addition, Spring Valley will promptly keep the Company reasonably informed of any material developments with respect to any such Business Combination Proposal, but for purposes of clarity, Spring Valley is not permitted to initiate discussions or engage in any negotiations with any person other than the Company relating to a Business Combination Proposal.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants of (a) the Company and (b) Spring Valley and Merger Sub relating to, among other things, their ability to enter into the Merger Agreement and their outstanding capitalization.

Conditions to Closing

Mutual

The obligations of the Company, Spring Valley and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a)	The approval of the requisite stockholders of the Company in favor of the adoption of the Merger Agreement and the Merger and all other transactions contemplated by the Merger Agreement;

(b)	The Proposals (as defined in the Merger Agreement) have been approved and adopted by the requisite affirmative vote of the Spring Valley Stockholders;

(c)	The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or threatened by the SEC.;

(d)	No governmental authority has enacted, issued, promulgated, enforced or entered any law, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions, including the Merger, illegal or otherwise prohibiting consummation of the Proposed Transactions, including the Merger;

(e)	Spring Valley has provided an opportunity to its stockholders to have their Spring Valley Common Stock redeemed for the consideration, and on the term and subject to the conditions and limitations, set forth in the Merger Agreement, its organizational documents, the Trust Agreement (as defined in the Merger Agreement) and the Proxy;

(f)	All waiting periods (and any extension thereof) applicable to the consummation of the Proposed Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) have expired or been terminated, all waiting periods (and any extensions thereof) under any Antitrust Laws (as defined in the Merger Agreement) applicable to the consummation of the Proposed Transactions will have terminated or expired, and all approvals, clearances or authorizations required to be obtained prior to the Closing have been obtained, and any agreement with any governmental authority not to consummate the transactions contemplated by the Merger Agreement has expired or been terminated; and

(g)	The Closing Acquiror Cash (as defined in the Merger Agreement) equals or exceeds $225,000,000, and Spring Valley has made arrangements for any Closing Acquiror Cash held in its trust account to be released from such trust account at the Effective Time.

Spring Valley

The obligations of Spring Valley to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)	Certain of the representations and warranties of the Company contained in the sections titled (a) “Organization, Standing and Corporate Power,” (b) “Corporate Authority; Approval; Non-Contravention,” (c) “Absence of Certain Changes or Events” and (d) “Brokers” in the Merger Agreement shall each be true and correct in all material respects as of the date of the Merger Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier specified date. The representations and warranties of the Company contained in the section titled “Capitalization” in the Merger Agreement shall be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct other than de minimis inaccuracies as of such earlier specified date. All other representations and warranties of the Company contained in the Merger Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the Closing Date as though made on and as of such date, except (i) to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failures of any such representations and warranties to be so true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect;

(b)	The Company has performed or complied in all material respects with all covenants required by the Merger Agreement to be performed or complied with by it as of or prior to the Closing;

(c)	The Company has delivered to Spring Valley a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	The Company has delivered to Spring Valley executed counterparts to all of the ancillary agreements to which the Company, or any stockholder of the Company, is party;

(e)	No Company Material Adverse Effect has occurred between the date of the Merger Agreement and the Closing Date; and

(f)	The Company delivered to Spring Valley fully executed copies of the Debt Facility Waiver (as defined in the Merger Agreement), in each case, in form and substance reasonably satisfactory to Spring Valley, which Debt Facility Waiver shall be effective on or prior to the Closing.

The Company

The obligations of the Company to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

(a)	Certain of the representations and warranties of Spring Valley and Merger Sub contained in the sections titled (a) “Organization, Standing and Corporate Power,” (b) “Corporate Authority; Approval; Non-Contravention,” (c) “Absence of Certain Changes or Events” and (d) “Brokers” in the Merger Agreement shall each be true and correct in all material respects as of the date of the Merger Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier specified date. The representations and warranties of Spring Valley and Merger Sub contained in the section titled “Capitalization” in the Merger Agreement shall be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier specified date. All other representations and warranties of Spring Valley and Merger Sub contained in the Merger Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date, except (i) to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failures of any such representations and warranties to be so true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect;

(b)	Spring Valley has performed or complied in all material respects with all covenants required by the Merger Agreement to be performed or complied with by it as of or prior to the Closing;

(c)	Spring Valley has delivered to the Company a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	The certificate of incorporation of Spring Valley filed in connection with the Redomicile has been amended and restated in the form attached to the Merger Agreement;

(e)	The Spring Valley Common Stock to be issued in connection with the Proposed Transactions has been approved for listing on the Nasdaq Capital Market, subject only to official notice of issuance and the requirements to have a sufficient number of round lot holders;

(f)	Spring Valley has delivered to the Company executed counterparts to all of the ancillary agreements to which Spring Valley or SV Acquisition Sponsor Sub, LLC, a Delaware limited liability company (“Sponsor”), is party; and

(g)	The members of the board of directors and the officers of Spring Valley identified in the disclosure schedules to the Merger Agreement have been removed from their respective positions or tendered their irrevocable resignations, in each case effective as of the Effective Time.

Termination

The Merger Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Merger Agreement and the Proposed Transactions by the stockholders of the Company or the Spring Valley Stockholders, as follows:

(a)	By mutual written consent of Spring Valley and the Company;

(b)	Prior to the Closing, by written notice to the Company from Spring Valley if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Merger Agreement, such that certain conditions would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if any such Terminating Company Breach is curable by the Company through the exercise of its commercially reasonable efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date Spring Valley provides written notice of such violation or breach and the Termination Date) after receipt by the Company of notice from Spring Valley of such breach, but only as long as the Company continues to use its commercially reasonable efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, (ii) the Closing has not occurred on or before September 25, 2021 (the “Termination Date”), or (iii) the consummation of the Merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or other law; provided, that the right to terminate the Merger Agreement in this manner shall not be available if either (A) Spring Valley’s failure to fulfill any obligation under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date or (B) Spring Valley is in breach of the Merger Agreement on such date, which breach could give rise to a right of the Company to terminate the Merger Agreement;

(c)	Prior to the Closing, by written notice to Spring Valley from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Spring Valley set forth in the Merger Agreement, such that certain conditions would not be satisfied at the Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by Spring Valley through the exercise of its commercially reasonable efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by Spring Valley of notice from the Company of such breach, but only as long as Spring Valley continues to use its commercially reasonable efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period, (ii) the Closing has not occurred on or before the Termination Date, or (iii) the consummation of the Merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or other law; provided, that the right to terminate the Merger Agreement in this manner shall not be available if either (A) the Company’s failure to fulfill any obligation under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date or (B) the Company is in breach of the Merger Agreement on such date, which breach could give rise to a right of Spring Valley to terminate this Agreement;

(d)	By written notice from either the Company or Spring Valley to the other if Acquiror Stockholder Approvals (as defined in the Merger Agreement) are not obtained at the Special Meeting;

(e)	By written notice from Spring Valley to the Company if the Company Stockholder Approvals (as defined in the Merger Agreement) have not been obtained within 10 business days following the date that the Consent Solicitation Statement (as defined in the Merger Agreement) is disseminated by the Company to the Company’s stockholders; or

(f)	By written notice from Spring Valley to the Company if prior to April 2, 2021, the Company does not secure the Requisite Stockholder Support (as defined in the Merger Agreement) pursuant to duly executed and delivered Company Support Agreements.

Effect of Termination

If the Merger Agreement is terminated, the Merger Agreement will forthwith become void, and there will be no liability under the Merger Agreement on the part of any party thereto, except as set forth in the Merger Agreement or in the case of termination subsequent to a willful material breach of the Merger Agreement by a party thereto.

Except as set forth in the Merger Agreement, all expenses incurred in connection with the Merger Agreement and the Proposed Transactions shall be paid by the party incurring such expenses, whether or not the Proposed Transactions are consummated. However, following the Closing, Spring Valley shall pay (a) all documented out-of-pocket fees and disbursements of the Company for outside counsel incurred in connection with the Proposed Transactions and fees and expenses of the Company for any other agents, advisors, consultants, experts and financial advisors employed by the Company incurred in connection with the Proposed Transactions, and (b) all reasonable, documented out-of-pocket fees and disbursements of Spring Valley, Merger Sub or the Sponsor for outside counsel and fees and expenses of Spring Valley, Merger Sub or the Sponsor or for any other agents, advisors, consultants, experts and financial advisors employed by or on behalf of Spring Valley, Merger Sub or the Sponsor incurred in connection with the Proposed Transactions. The filing fees contemplated by the Merger Agreement shall be paid one half by each of the parties thereto; provided, that each party shall be responsible for the fees and expenses payable by such party to its respective representatives with respect to such matters.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed with this Current Report on Form 8-K. The Merger Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Spring Valley, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by Spring Valley, the Company and Merger Sub contained in the Merger Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Spring Valley, the Company or Merger Sub.

Company Support Agreement

Certain stockholders of the Company entered into or will enter into the Company Support Agreement (the “Company Support Agreement”) pursuant to which such stockholders agreed or will agree to vote all of their shares of Company Common Stock and Company Preferred Stock in favor of the approval and adoption of the Proposed Transactions. Additionally, such stockholders have agreed or will agree, among other things, not to (a) transfer any of their shares of Company Common Stock and Company Preferred Stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions or (b) enter into any voting arrangement that is inconsistent with the Company Support Agreement.

The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the form of the Company Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

On March 25, 2021, the Sponsor entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) with Spring Valley and the Company, pursuant to which the Sponsor agreed to vote all of its shares of Spring Valley Common Stock (subject to certain exceptions) in favor of the approval and adoption of the Proposed Transactions. Additionally, the Sponsor has agreed, among other things, not to enter into any agreement that is inconsistent with the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Merger Agreement, on March 25, 2021, Spring Valley entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (each, a “Subscriber” and collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and Spring Valley agreed to sell to the Subscribers, an aggregate of 12,500,000 shares of Spring Valley Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $125,000,000, in a private placement (the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, Spring Valley agreed that, within 30 calendar days after the consummation of the Proposed Transactions, Spring Valley will file with the SEC (at Spring Valley’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and Spring Valley shall use its reasonable best efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Spring Valley that may be issued in connection with the Merger, the Subscription Agreements and the conversion of the Company 2021 Convertible Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On March 26, 2021, Spring Valley and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Spring Valley and the Company will hold a conference call on March 26, 2021 at 8:00 am Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The script that Spring Valley and the Company intend to use for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

In connection with the Proposed Transactions, Spring Valley intends to file the Proxy with the SEC, which will be distributed to holders of Spring Valley’s common stock in connection with Spring Valley’s solicitation of proxies for the vote by the Spring Valley Stockholders with respect to the Proposed Transactions and other matters as described in the Proxy. After the preliminary Proxy has been filed and cleared by the SEC, Spring Valley will mail a definitive Proxy to its stockholders. Spring Valley Stockholders and other interested parties are urged to read the Proxy, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spring Valley, the Company and the Proposed Transactions. Spring Valley Stockholders and other interested parties may obtain free copies of the preliminary Proxy and definitive Proxy (when available) and other documents filed with the SEC by Spring Valley through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Ave, Suite 1675, Dallas, TX 75201 or (214) 308-5230.

Participants in the Solicitation

Spring Valley and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Spring Valley is set forth in its registration statement on Form S-1 (Registration Number 333-249067), initially filed with the SEC on September 25, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Spring Valley Stockholders and other interested persons should read the Proxy carefully when it becomes available before making any voting decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Spring Valley’s ability to enter into definitive agreements or consummate a transaction with the Company; Spring Valley’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Spring Valley’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spring Valley and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Spring Valley Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Spring Valley and the Company; the amount of redemption requests made by the Spring Valley Stockholders; the occurrence of events that may give rise to a right of one or both of Spring Valley and the Company to terminate the Merger Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s business; and those factors discussed in Spring Valley’s registration statement on Form S-1 (Registration Number 333-249067), initially filed with the SEC on September 25, 2020, under the heading “Risk Factors,” and other documents of Spring Valley filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor the Company presently know or that Spring Valley and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Spring Valley and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Spring Valley and the Company may elect to update these forward-looking statements at some point in the future, Spring Valley and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger, dated as of March 25, 2021, by and among Spring Valley, Merger Sub and the Company.

10.1	Form of Company Support Agreement.

10.2	Sponsor Support Agreement, dated as of March 25, 2021, by and among Sponsor Sub, Spring Valley and the Company.

10.3	Form of Subscription Agreement.

99.1	Press Release, dated March 26, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      March 26, 2021

SPRING VALLEY ACQUISITION CORP.

By:	/s/ Christopher Sorrells
Name:	Christopher Sorrells
Title:	Chief Executive Officer